UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Wall Street
Burlington, MA
(Address of principal executive offices)

01803
(Zip code)

(781) 994-0300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

ArQule, Inc. (the “Registrant”) today announced that it has received clearance from the U.S. Food and Drug Administration (FDA) for the Investigational New Drug (IND) application to conduct a phase 1 clinical trial with ARQ 531 in patients with B-cell malignancies who are refractory to other therapeutic options. ARQ 531 is an investigational, orally bioavailable, potent and reversible inhibitor of both wild type and C481S-mutant Bruton’s tyrosine kinase (BTK).

The Registrant’s press release dated April 11, 2017, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

 Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 99.1   Text of press release announcing ArQule, Inc. has received clearance from the U.S. Food and Drug Administration (FDA) for the Investigational New Drug (IND) application to conduct a phase 1 clinical trial with ARQ 531 in patients with B-cell malignancies who are refractory to other therapeutic options, dated April 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

April 11, 2017